Exhibit 99.1
GoHealth Announces Strategic Capital and Governance Actions to Support Long-Term Value Creation and Reports Second Quarter 2025 Results

CHICAGO, August 7, 2025 — GoHealth, Inc. (NASDAQ: GOCO) (“GoHealth” or the “Company”), a leading health insurance marketplace and Medicare-focused digital health company, today announced the execution of strategic capital and governance actions that are expected to significantly enhance its financial flexibility and long-term positioning along with its financial results for the three and six months ended June 30, 2025.

Strategic Capital and Governance Actions

•Secured new senior secured superpriority term loan facility, including $80.0 million in new-money term loans and $35.0 million in roll-up loans, to support working capital and strategic flexibility heading into the Medicare annual enrollment period.
•Expect additional liquidity in the term loan to allow us to maintain compliance with our debt covenants and fund our operations for the next 12 months and beyond.
•Amended existing credit agreement to waive near-term principal payments through 2026 and reset financial covenants.
•Created debt basket capacity of up to $250.0 million under the new superpriority term loan facility and amended credit agreement, to pursue potential transformative transactions.
•Issued an aggregate of 4,766,219 shares of Class A common stock to lenders, reinforcing alignment with long-term stockholder value creation.
•Appointed three new directors to the Company’s board of directors and accepted resignations from three existing directors to align governance with GoHealth’s forward-looking strategic direction.

"Our strategic capital and governance actions reflect our commitment to long-term stockholder value creation and our belief that GoHealth is structurally and strategically positioned to lead in a consolidating industry," said Vijay Kotte, CEO of GoHealth. "With the new credit facility and the access to immediate and expandable capital it provides, we believe we are operating from a position of strength as we continue to serve the Medicare market, pursue disciplined growth and assess transformative opportunities."

"The amendment to our existing credit agreement provides important financial flexibility," said Brendan Shanahan, CFO of GoHealth. "Through this strategic financing arrangement, we have the ability to evaluate and pursue strategic transactions. We believe these enhancements position us to act decisively and responsibly in support of our strategic objectives."

Additional information, including with respect to the Company’s preliminary financial results for the three and six months ended June 30, 2025, is included in the tables at the end of this press release.

Conference Call Details

The Company will host a conference call today, Thursday, August 7, 2025 at 8:00 a.m. (ET) to discuss recent strategic capital and governance actions. A live audio webcast of the conference call will be available via GoHealth's Investor Relations website, https://investors.gohealth.com/. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call.

About GoHealth, Inc.

GoHealth is a leading health insurance marketplace and Medicare-focused digital health company whose purpose is to compassionately ensure consumers’ peace of mind when making healthcare decisions so they can focus on living life. For many of these consumers, enrolling in a health insurance plan is confusing and difficult, and seemingly small differences between health plans may lead to significant out-of-pocket costs or lack of access to critical providers and medicines. GoHealth’s proprietary technology platform leverages modern machine-learning algorithms, powered by over two decades of insurance purchasing behavior, to reimagine the process of matching a health plan to a consumer’s specific needs. Its unbiased, technology-driven marketplace coupled with highly skilled licensed agents has facilitated the enrollment of millions of consumers in Medicare plans since GoHealth’s inception. For more information, visit https://www.gohealth.com.

Investor Relations:
John Shave
JShave@gohealth.com

Media Relations:
Pressinquiries@gohealth.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are made in reliance upon the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, liquidity, business strategy and plans and objectives of management for future operations, including, among others, statements regarding the expected results of the strategic capital and governance actions announced hereby, our expected growth, pursuit of strategic alternatives and strategic objectives, long-term value creation, magnitude of expected impairments, our capital structure, future capital expenditures, debt service obligations, ability to continue as a going concern, adoption and use of artificial intelligence technologies, the impact on our business from regulatory changes, the impact on our business from the acquisition of e-TeleQuote Insurance, Inc. (“e-TeleQuote”) and our ability to successfully integrate e-TeleQuote’s operations, technologies and employees into our business, are forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “aims,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “likely,” “future” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions, projections and other statements about future events that are based on current expectations and assumptions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

These forward-looking statements speak only as of the date of this press release and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including our inability to realize our expectations with respect to the strategic capital and governance actions announced hereby, our inability to execute on strategic alternatives or strategic objectives, our level of indebtedness, our level of liquidity, and the factors described in the sections titled “Summary Risk Factors,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (“2024 Annual Report on Form 10-K”), our Quarterly Report on Form 10-Q for the first quarter ended March 31, 2025 (“Q1 2025 Quarterly Report on Form 10-Q”), our forthcoming Quarterly Report on Form 10-Q for the second quarter ended June 30, 2025 (“Q2 2025 Quarterly Report on Form 10-Q”) and in our other filings with the Securities and Exchange Commission. The factors described in our 2024 Annual Report on Form 10-K, our Q1 2025 Quarterly Report on Form 10-Q and our forthcoming Q2 2025 Quarterly Report on Form 10-Q should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release, as well as the cautionary statements and other risk factors set forth in our other filings with the Securities and Exchange Commission.

You should read this press release and the documents that we reference in this press release completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Non-GAAP Financial Measures

Throughout this press release, we use a number of non-GAAP financial measures. Non-GAAP financial measures are supplemental measures of our performance that are derived from our consolidated financial information, but which are not presented in our Condensed Consolidated Financial Statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). We define these non-GAAP financial measures as follows:

•“Adjusted EBITDA” represents, as applicable for the period, EBITDA as further adjusted for certain items summarized in the table furnished below in this press release.

•“Adjusted EBITDA Margin” refers to Adjusted EBITDA divided by net revenues.

•“EBITDA” represents net income (loss) before interest expense, income tax expense (benefit) and depreciation and amortization expense.

We believe that excluding certain items from our GAAP results allows management to better understand our consolidated financial performance from period to period and better project our future consolidated financial performance as forecasts are developed at a level of detail different from that used to prepare GAAP-based financial measures. Moreover, we believe these non-GAAP financial measures provide our stakeholders with useful information to help them evaluate our operating results by facilitating an enhanced understanding of our operating performance and enabling them to make more meaningful period to period comparisons. Adjusted EBITDA is the primary financial performance measure used by management to evaluate the business and monitor the results of operations, as well as a basis for certain compensation programs sponsored by the Company. There are limitations to the use of the non-GAAP financial measures presented in this press release. For example, our non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes.

The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with financial information presented on a GAAP basis. Reconciliations of each of EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin to its most directly comparable GAAP financial measure are presented in the tables furnished below in this press release. We encourage you to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future periods, we may exclude similar items, may incur income and expenses similar to these excluded items and may include other expenses, costs and non-routine items.

Key Business Performance and Operating Metrics

In addition to traditional financial metrics, we rely upon certain business and operating metrics to evaluate our business performance and facilitate our operations. The most relevant business and operating metrics are as follows:

•“Direct Operating Cost of Submission” is an operating metric that represents costs directly attributable to Submissions generated during a reporting period and excludes costs that are indirect or fixed. Direct Operating Cost of Submission is comprised of the portion of the respective operating expenses for revenue share, marketing and advertising and consumer care and enrollment that are directly related to the Submissions generated in the reporting period.

•“Direct Operating Cost per Submission” is an operating metric that represents the average performance of Submissions generated during a reporting period. Direct Operating Cost per Submission refers to (x) Direct Operating Cost of Submission for a reporting period divided by (y) the number of Submissions generated for such period.

•“Sales/Direct Operating Cost of Submission” represents (x) the numerator of Sales per Submission, as defined below, divided by (y) Direct Operating Cost of Submission.

•“Sales per Submission” is an operating metric that represents the average performance of Submissions generated during a reporting period. Sales per Submission measures revenues only from the Submissions generated in the period and excludes items that are unrelated to such Submissions, including any impact of revenue adjustments recorded in the period, but relating to performance obligations satisfied in prior periods. Sales per Submission equals (x) the sum of (i) Medicare agency revenues, comprised of the expected amount of initial commission revenue and any renewal commissions to be paid from the health plan partners on such placement as long as the policyholder remains with the same insurance product, as well as partner marketing and other revenue, (ii) Medicare non-agency revenues, comprised of the enrollment and engagement services for which cash is collected in advance or in close proximity to the point in time revenue is recognized, and (iii) revenues from GoHealth Protect, divided by (y) the number of Submissions generated for such period.

•“Submission” refers to either (i) a completed Medicare application with our licensed agent that is submitted to the health plan partner and subsequently approved by the health plan partner during the indicated period, (ii) a transfer by our agent to the health plan partner through the Encompass operating model during the indicated period, or (iii) a completed GoHealth Protect application with our licensed agent that is submitted, approved by the health plan partner, and for which the payment information was received by the health plan partner during the indicated period.

Direct Operating Cost of Submission, Direct Operating Cost per Submission, Sales/Direct Operating Cost of Submission, Sales per Submission and Submissions are key operating metrics we use to understand our underlying financial performance and trends.

The following tables set forth the components of our results of operations for the periods indicated (unaudited):

	Three months ended Jun. 30,
	2025		2024
(in thousands, except percentages and per share amounts)	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues	$94,048	100.0%	$105,870	100.0%	$(11,822)	(11.2)%
Operating expenses:
Revenue share	32,410	34.5%	20,680	19.5%	11,730	56.7%
Marketing and advertising	28,051	29.8%	38,004	35.9%	(9,953)	(26.2)%
Consumer care and enrollment	26,220	27.9%	39,314	37.1%	(13,094)	(33.3)%
Technology	8,212	8.7%	8,570	8.1%	(358)	(4.2)%
General and administrative	21,939	23.3%	16,398	15.5%	5,541	33.8%
Amortization of intangible assets	23,514	25.0%	23,514	22.2%	—	—%
Intangible asset impairment charges*	53,000	56.4%	—	—%	53,000	NM
Operating lease impairment charges	88	0.1%	—	—%	88	NM
Total operating expenses	193,434	205.7%	146,480	138.4%	46,954	32.1%
Income (loss) from operations	(99,386)	(105.7)%	(40,610)	(38.4)%	(58,776)	144.7%
Interest expense	16,945	18.0%	18,096	17.1%	(1,151)	(6.4)%
Other (income) expense, net	11	—%	648	0.6%	(637)	(98.3)%
Income (loss) before income taxes	(116,342)	(123.7)%	(59,354)	(56.1)%	(56,988)	96.0%
Income tax (benefit) expense	(353)	(0.4)%	(40)	—%	(313)	782.5%
Net income (loss)	(115,989)	(123.3)%	(59,314)	(56.0)%	(56,675)	95.6%
Net income (loss) attributable to non-controlling interests	(61,712)	(65.6)%	(33,318)	(31.5)%	(28,394)	85.2%
Net income (loss) attributable to GoHealth, Inc.	$(54,277)	(57.7)%	$(25,996)	(24.6)%	$(28,281)	108.8%
Net income (loss) per share:
Net income (loss) per share of Class A common stock — basic and diluted	$(5.10)		$(2.70)
Weighted-average shares of Class A common stock outstanding — basic and diluted	10,830		9,973

Non-GAAP financial measures:
EBITDA	$(73,200)		$(14,960)
Adjusted EBITDA	$(11,295)		$(12,308)
Net Income (Loss) Margin	(123.3)%		(56.0)%
Adjusted EBITDA Margin	(12.0)%		(11.6)%

* All financial results included in this press release should be considered preliminary; final results are subject to finalization of the intangible asset impairment charges and will be included in our Quarterly Report on Form 10-Q for the second quarter ended June 30, 2025.

NM = Not meaningful

	Six months ended Jun. 30,
	2025		2024
(in thousands, except percentages and per share amounts)	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues	$315,020	100.0%	$291,470	100.0%	$23,550	8.1%
Operating expenses:
Revenue share	71,682	22.8%	58,693	20.1%	12,989	22.1%
Marketing and advertising	95,466	30.3%	90,779	31.1%	4,687	5.2%
Consumer care and enrollment	77,918	24.7%	87,175	29.9%	(9,257)	(10.6)%
Technology	17,250	5.5%	19,120	6.6%	(1,870)	(9.8)%
General and administrative	44,595	14.2%	33,317	11.4%	11,278	33.9%
Amortization of intangible assets	47,028	14.9%	47,028	16.1%	—	—%
Intangible asset impairment charges*	53,000	16.8%	—	—%	53,000	NM
Operating lease impairment charges	798	0.3%	—	—%	798	NM
Total operating expenses	407,737	129.4%	336,112	115.3%	71,625	21.3%
Income (loss) from operations	(92,717)	(29.4)%	(44,642)	(15.3)%	(48,075)	107.7%
Interest expense	32,899	10.4%	36,047	12.4%	(3,148)	(8.7)%
Other (income) expense, net	(590)	(0.2)%	82	—%	(672)	(819.5)%
Income (loss) before income taxes	(125,026)	(39.7)%	(80,771)	(27.7)%	(44,255)	54..8%
Income tax (benefit) expense	749	0.2%	(111)	—%	860	(774.8)%
Net income (loss)	(125,775)	(39.9)%	(80,660)	(27.7)%	(45,115)	55.9%
Net income (loss) attributable to non-controlling interests	(67,090)	(21.3)%	(45,448)	(15.6)%	(21,642)	47.6%
Net income (loss) attributable to GoHealth, Inc.	$(58,685)	(18.6)%	$(35,212)	(12.1)%	$(23,473)	66.7%
Net income (loss) per share:
Net income (loss) per share of Class A common stock — basic and diluted	$(5.72)		$(3.76)
Weighted-average shares of Class A common stock outstanding — basic and diluted	10,603		9,844

Non-GAAP financial measures:
EBITDA	$(39,453)		$7,819
Adjusted EBITDA	$30,765		$14,585
Net Income (Loss) Margin	(39.9)%		(27.7)%
Adjusted EBITDA Margin	9.8%		5.0%

* All financial results included in this press release should be considered preliminary; final results are subject to finalization of the intangible asset impairment charges and will be included in our Quarterly Report on Form 10-Q for the second quarter ended June 30, 2025.

NM = Not meaningful

The following tables set forth the reconciliations of GAAP net income (loss) to EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin for the periods indicated (unaudited):

	Three months ended Jun. 30,		Six months ended Jun. 30,
(in thousands)	2025	2024	2025	2024
Net revenues	$94,048	$105,870	$315,020	$291,470
Net income (loss)	(115,989)	(59,314)	(125,775)	(80,660)
Interest expense	16,945	18,096	32,899	36,047
Income tax expense (benefit)	(353)	(40)	749	(111)
Depreciation and amortization expense	26,197	26,298	52,674	52,543
EBITDA	(73,200)	(14,960)	(39,453)	7,819
Share-based compensation expense (benefit)(1)	(135)	1,892	2,668	3,675
Professional services(2)	6,585	—	7,381	—
Legal fees(3)	2,417	174	2,842	677
Operating lease impairment and other charges(4)	38	—	512	—
Intangible asset impairment charges*(5)	53,000	—	53,000	—
Severance costs(6)	—	586	3,815	2,414
Adjusted EBITDA	$(11,295)	$(12,308)	$30,765	$14,585
Net Income (Loss) Margin	(123.3)%	(56.0)%	(39.9)%	(27.7)%
Adjusted EBITDA Margin	(12.0)%	(11.6)%	9.8%	5.0%

* All financial results included in this press release should be considered preliminary; final results are subject to finalization of the intangible asset impairment charges and will be included in our Quarterly Report on Form 10-Q for the second quarter ended June 30, 2025.

(1)Represents non-cash share-based compensation expense (benefit) relating to equity awards as well as share-based compensation expense (benefit) relating to liability classified awards that will be settled in cash.
(2)Represents costs associated with non-routine consulting fees and other professional services.
(3)Represents legal fees, settlement accruals and other expenses related to certain acquisitions, litigation, Credit Agreement amendments or new credit agreements and other non-routine legal or regulatory matters.
(4)Represents operating lease impairment charges, reducing the carrying value of the associated ROU assets and leasehold improvements to their estimated fair values. For the three and six months ended June 30, 2025, the amount includes one-time gains of $0.1 million and $0.3 million, respectively, from the remeasurement of the lease liability and adjustment of the ROU asset (which was previously impaired) related to the early termination of leases.
(5)Represents an indefinite-lived intangible asset impairment charge for the three and six months ended June 30, 2025.
(6)Represents severance costs and other fees associated with a reduction in workforce unrelated to restructuring activities.
The table below depicts the disaggregation of revenue and is consistent with how the Company evaluates its financial performance (unaudited):

	Three months ended Jun. 30,		Six months ended Jun. 30,
(in thousands)	2025	2024	2025	2024
Medicare Revenue
Medicare Agency Revenue
Commission Revenue(1)	$73,322	$70,553	$240,431	$150,286
Partner Marketing and Other Revenue	7,852	14,127	28,376	33,517
Total Medicare Agency Revenue	81,174	84,680	268,807	183,803
Medicare Non-Agency Revenue	4,211	20,444	35,982	106,346
Total Medicare Revenue	85,385	105,124	304,789	290,149
Other Revenue
Other Non-Agency Revenue	8,417	309	9,701	472
Other Agency Revenue	246	437	530	849
Total Other Revenue	8,663	746	10,231	1,321
Total Net Revenues	$94,048	$105,870	$315,020	$291,470

(1)Commission revenue excludes commissions generated from the sale of individual and family plan insurance products.

The following table sets forth our balance sheets for the periods indicated (unaudited):

(in thousands, except per share amounts)	Jun. 30, 2025	Dec. 31, 2024
Assets
Current assets:
Cash and cash equivalents	$35,590	$40,921
Accounts receivable, net	143	4,452
Commissions receivable - current	226,152	320,399
Prepaid expense and other current assets	26,917	34,639
Total current assets	288,802	400,411
Commissions receivable - non-current	770,452	733,161
Operating lease ROU asset	15,337	19,317
Property, equipment, and capitalized software, net	29,452	29,320
Intangible assets, net*	202,469	302,497
Other long-term assets	4,548	3,717
Total assets	$1,311,060	$1,488,423
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$19,888	$14,591
Accrued liabilities	61,017	121,346
Commissions payable - current	62,166	98,771
Short-term operating lease liability	4,796	5,705
Deferred revenue	33,440	53,720
Current portion of long-term debt	—	39,500
Other current liabilities	3,696	4,419
Total current liabilities	185,003	338,052
Non-current liabilities:
Commissions payable - non-current	175,529	177,656
Long-term operating lease liability	31,250	34,900
Deferred tax liability	22,754	22,350
Long-term debt, net of current portion	560,003	447,865
Other non-current liabilities	2,539	9,200
Total non-current liabilities	792,075	691,971
Commitments and Contingencies
Series A redeemable convertible preferred stock — $0.0001 par value; 50 shares authorized; 50 shares issued and outstanding as of both June 30, 2025 and December 31, 2024. Liquidation preference of $56.5 million and $54.6 million as of June 30, 2025 and December 31, 2024, respectively.	54,890	52,962
Stockholders’ equity:
Class A common stock – $0.0001 par value; 1,100,000 shares authorized; 11,965 and 10,614 shares issued as of June 30, 2025 and December 31, 2024, respectively; 11,214 and 10,292 shares outstanding as of June 30, 2025 and December 31, 2024, respectively.	1	1
Class B common stock – $0.0001 par value; 615,828 and 615,917 shares authorized as of June 30, 2025 and December 31, 2024, respectively; 12,623 and 12,711 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively.	1	1
Preferred stock – $0.0001 par value; 20,000 shares authorized (including 50 shares of Series A redeemable convertible preferred stock authorized and 200 shares of Series A-1 convertible preferred stock authorized); 50 shares issued and outstanding as of both June 30, 2025 and December 31, 2024.	—	—
Series A-1 convertible preferred stock— $0.0001 par value; 200 shares authorized; no shares issued and outstanding as of both June 30, 2025 and December 31, 2024.	—	—
Treasury stock – at cost; 752 and 322 shares of Class A common stock as of June 30, 2025 and December 31, 2024, respectively.	(9,178)	(4,150)
Additional paid-in capital	682,946	669,346
Accumulated other comprehensive income (loss)	(102)	(151)
Accumulated deficit	(481,893)	(423,208)
Total stockholders’ equity attributable to GoHealth, Inc.	191,775	241,839
Non-controlling interests	87,317	163,599
Total stockholders’ equity	279,092	405,438
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$1,311,060	$1,488,423

* All financial results included in this press release should be considered preliminary; final results are subject to finalization of the intangible asset impairment charges and will be included in our Quarterly Report on Form 10-Q for the second quarter ended June 30, 2025.

The following table sets forth our statements of cash flows for the periods indicated (unaudited):

	Six months ended Jun. 30,
(in thousands)	2025	2024
Operating Activities
Net income (loss)	$(125,775)	$(80,660)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Share-based compensation	2,668	3,675
Depreciation and amortization	5,646	5,515
Amortization of intangible assets	47,028	47,028
Amortization of debt discount and issuance costs	1,992	4,288
Deferred tax liability	403	—
Non-cash lease expense	1,710	1,994
Intangible asset impairment charges*	53,000	—
Operating lease impairment charges	798	—
Accrued interest payable in kind	13,808	—
Other non-cash items	(325)	(88)
Changes in assets and liabilities:
Accounts receivable	4,309	(13,199)
Commissions receivable	56,994	96,713
Prepaid expenses and other assets	8,035	36,281
Accounts payable	5,296	(8,887)
Accrued liabilities	(60,329)	(42,408)
Deferred revenue	(20,280)	(24,598)
Commissions payable	(38,732)	(35,740)
Operating lease liabilities	(2,702)	(3,669)
Other liabilities	(3,766)	(10,229)
Net cash provided by (used in) operating activities	(50,222)	(23,984)
Investing Activities
Purchases of property, equipment and software	(5,877)	(7,258)
Net cash provided by (used in) investing activities	(5,877)	(7,258)
Financing Activities
Repayment of borrowings	(2,375)	(50,000)
Proceeds from borrowings	58,500	15,000
Debt issuance cost payments	(431)	(9,056)
Repurchase of shares to satisfy employee tax withholding obligations	(5,028)	(1,335)
Proceeds from stock option exercises	1	—
Net cash provided by (used in) financing activities	50,667	(45,391)
Effect of exchange rate changes on cash and cash equivalents	101	(52)
Increase (decrease) in cash and cash equivalents	(5,331)	(76,685)
Cash and cash equivalents at beginning of period	40,921	90,809
Cash and cash equivalents at end of period	$35,590	$14,124
Supplemental Disclosure of Cash Flow Information
Non-cash investing and financing activities:
Purchases of property, equipment and software included in accounts payable	—	1,256

* All financial results included in this press release should be considered preliminary; final results are subject to finalization of the intangible asset impairment charges and will be included in our Quarterly Report on Form 10-Q for the second quarter ended June 30, 2025.

In addition to traditional financial metrics, we rely upon certain business and operating metrics to evaluate our business performance and facilitate our operations. The most relevant business and operating metrics for our single operating and reportable segment are furnished in the tables below (unaudited).

Beginning in the quarter ended June 30, 2025, we revised the definitions of certain business and operating metrics to reflect our recent expansion into GoHealth Protect. This revised presentation aligns with how we currently manage our operations. We did not revise prior periods’ metrics because GoHealth Protect was not significant prior to the second quarter of 2025.
The following table presents the number of Submissions for the periods presented:

Submissions	Three months ended Jun. 30,
	2025	2024	Change	% Change
	140,991	152,394	(11,403)	(7.5)%

	Six months ended Jun. 30,
	2025	2024	Change	% Change
	444,103	368,542	75,561	20.5%

The following table presents the Sales per Submission for the periods presented:

Sales per Submission	Three months ended Jun. 30,
	2025	2024	$ Change	% Change
	$657	$690	$(33)	(4.8)%

	Six months ended Jun. 30,
	2025	2024	$ Change	% Change
	$703	$787	$(84)	(10.7)%

The following table presents the Direct Operating Cost per Submission for the periods presented:

Direct Operating Cost per Submission	Three months ended Jun. 30,
	2025	2024	$ Change	% Change
	$613	$641	$(28)	(4.4)%

	Six months ended Jun. 30,
	2025	2024	$ Change	% Change
	$551	$640	$(89)	(13.9)%

The following are our Direct Operating Cost of Submission (in thousands) and Sales/Direct Operating Cost of Submission for the periods presented:

	Three months ended Jun. 30,		Six months ended Jun. 30,
	2025	2024	2025	2024
Direct Operating Cost of Submission	$86,449	$97,618	$244,491	$235,868
Sales/Direct Operating Cost of Submission	1.1	1.1	1.3	1.2